UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 1, 2006

                          Gladstone Capital Corporation
             (Exact name of registrant as specified in its chapter)

            Maryland                814-00237              54-2040781
  (State or other jurisdiction     (Commission           (IRS Employer
        of incorporation)          File Number)        Identification No.)

               1521 Westbranch Drive, Suite 200
                       McLean, Virginia                          22102
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (703) 287-5800




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 1, 2006, Gladstone Capital Corporation announced that its offer to amend the terms of all stock options currently outstanding (the "Options") under the Company's Amended and Restated 2001 Equity Incentive Plan, as amended, to accelerate the expiration date of the Options to September 30, 2006 (the "Offer") has been accepted. The Offer was made to the executive officers and directors of the Company and the employees of the Company's external investment adviser, Gladstone Management Corporation, who hold stock options (the "Optionees"), and was conditional upon its acceptance by all of the Optionees. All Optionees accepted the Offer prior to its expiration on May 31, 2006. The Offer is more fully described in the Schedule TO and related documentation filed by the Company with the Securities and Exchange Commission on April 12, 2006.

On April 11, 2006, the Company's Board of Directors accelerated in full the vesting of all outstanding options other than options held by the Company's non-employee Directors. Following the acceptance of the Offer, all Options must be either exercised or terminated prior to September 30, 2006.

The Company intends to implement, effective October 1, 2006, the proposed Investment Advisory and Management Agreement between the Company and Gladstone Management Corporation and the Administration Agreement between the Company and Gladstone Administration, LLC, a wholly owned subsidiary of Gladstone Management Corporation, which was approved by the Company's stockholders on December 2, 2005.


Item 9.01  Financial Statements and Exhibits

   (a) Not applicable.
   (b) Not applicable.
   (c) Not applicable.
   (d) Exhibits.

       Exhibit No.         Description
       -----------         -----------

       99.1 Gladstone Capital Corporation Press Release Dated as of June 1, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Gladstone Capital Corporation
                                             (Registrant)


                                          By: /s/ Harry Brill
                                          -------------------
June 1, 2006
                                  (Harry Bill, Chief Financial Officer)

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

  99.1 Gladstone Capital Corporation Press Release, dated as of June 1, 2006